                                  FUND PROFILE
                                      FOR

                                    VANGUARD
                                    NEW YORK
                                    INSURED
                                 TAX-FREE FUND

                                November 9, 1995





                          [THE VANGUARD GROUP LOGO]

1   OBJECTIVE

As a municipal bond fund, Vanguard New York Insured Tax-Free Fund seeks to provide the highest level of income exempt from Federal and New York personal income taxes. The Fund is available only to investors who reside in New York. There is no assurance that the Fund will achieve its stated objective.

2   INVESTMENT STRATEGIES

The Fund invests primarily in long-term, high-quality (as rated by independent agencies) municipal bonds, issued by state and local government agencies in New York, with an average maturity of 15-25 years. On September 30, 1995, the average quality of the Fund's holdings was Aaa*. At least 80% of the municipal bonds in this Fund are insured for scheduled payments of interest and principal by a private (non-government) insurance company. The insurance feature does not guarantee the market value of the municipal bonds or the value of the Fund's shares. In order to effectively implement its policies, the Fund may invest up to 20% of its assets in futures contracts and options.

3   RISKS

Due to the long-term maturity of its bond holdings, the Fund's total return can be expected to fluctuate within a substantial range.

Investors in the Fund are exposed to:

- a HIGH degree of PRINCIPAL RISK due to fluctuations in the principal value of fixed-income securities in relation to changing interest rates. For example, a 2-percentage-point increase in interest rates would cause a 20-year bond to drop approximately 20% in value, while a 2-percentage-point decrease in rates would cause the same bond to rise approximately 22% in value.

- a LOW degree of CREDIT RISK (the possibility that an issuer of a bond or money market instrument will fail to make timely payments of interest or principal).

- a LOW degree of INCOME VOLATILITY, or fluctuations in the income provided by the Fund.



*  As rated by Moody's Investors Services, Inc.
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4   APPROPRIATENESS

This Fund may be appropriate for investors . . .

-   Seeking tax-exempt income and residing in New York.

- Who want to balance their equity portfolio with a tax-exempt income investment.

-   Willing to hold their investment over the long term (at least five years).

This Fund is inappropriate for investors . . .

-   Unable to tolerate fluctuating share prices.

-   In a low tax bracket.

5   FEES AND EXPENSES

Like all Vanguard Funds, this is a pure no-load Fund. There are no sales charges to buy or sell shares. There are also no 12b-1 fees.

Shareholders absorb the Fund's advisory and operating expenses indirectly. These expenses are deducted from the Fund's total assets before calculating daily share prices and income distributions. For the Fund's 1994 fiscal year, the expense ratio amounted to 0.22% of assets.

   ANNUAL FUND OPERATING EXPENSES
   ----------------------------------------------------
   Investment Advisory Fees   . . . . . . .       0.01%
   Distribution Costs   . . . . . . . . . .       0.02
   Other Expenses   . . . . . . . . . . . .       0.19
                                                  ----
   TOTAL OPERATING EXPENSES   . . . . . . .       0.22%
                                                  ====

The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and
(2) redemption at the end of each period.

  1 YEAR         3 YEARS      5 YEARS      10 YEARS
---------------------------------------------------
     $2            $7           $12            $28

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

6   PAST PERFORMANCE

                                 PERFORMANCE
                         ANNUAL RETURNS (%) 1987-1994

                                               '87      '88      '89      '90     '91      '92     '93      '94
                                               ----     ----     ----     ----    ----     ----    ----     ----
Vanguard New York Insured Tax-Free Fund        -3.4     11.7     10.4     6.2     12.8     9.8     13.1     -5.6
Lipper NY Insured Municipal Funds Average**    -2.0     10.6      9.2     5.3     12.6     9.0     12.3     -6.3

                              AVERAGE ANNUAL TOTAL RETURN
                           NY INSURED          LIPPER NY INSURED
                         TAX-FREE FUND         MUNICIPAL DEBT**
     -----------------------------------------------------------
     1 Year                 +11.06%                +10.03%
     -----------------------------------------------------------
     5 Years                 +9.40%                 +8.56%
     -----------------------------------------------------------
     Since Inception+        +7.39%                    NA
     -----------------------------------------------------------

Note: In evaluating past performance, it is important to consider that returns from bonds were close to their highest levels in history during the past ten years due to generally declining interest rates. Past performance is not indicative of future performance.

Performance figures include the reinvestment of all dividends and any capital gains distributions. All returns are net of expenses. The performance data quoted represent past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                   Annualized tax-free current yield for the
                    30-day period ended September 30, 1995:
                                     5.16%
                     For the latest yield, call Vanguard at
                                 1-800-662-7447

  The annualized current yield is calculated using the standardized yield formula adopted for mutual funds by the U.S. Securities and Exchange Commission.

** Lipper NY Insured Municipal Debt Funds Average is an industry benchmark of average New York Insured Municipal Debt Funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

+   Since Fund's inception, April 7, 1986.
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7   INVESTMENT ADVISER

The Fund is managed by Vanguard's Fixed Income Group, which manages total assets of more than $60 billion.

8   PURCHASES

You may purchase shares by mail, wire, or exchange from another Vanguard Fund. The minimum initial investment is $3,000. There are no sales commissions or 12b-1 fees.

9   REDEMPTIONS

You may redeem shares by writing a check ($250 minimum), sending a letter, or calling Vanguard. There is no charge for redemptions except for wire withdrawals under $5,000, which are subject to a $5 charge. The Fund's share price is expected to fluctuate and, atredemption, may be higher or lower than at the time of initial purchase, resulting in a gain or loss.

10  DISTRIBUTIONS

The Fund declares a dividend each business day based on its ordinary income. Dividends are paid on the first business day of each month and may be received in cash or reinvested in additional shares. These dividends are expected to be exempt from Federal and New York income taxes.

11  OTHER SERVICES

-     Free checkwriting.

- Vanguard Fund Express(R)--electronic transfers between your bank account and the Fund.

- Vanguard Tele-Account(R)--around-the-clock access to Vanguard Fund information, account balances, and some transactions by calling 1-800-662-6273 (ON-BOARD).

- Investor Information--toll-free access to Vanguard Associates by calling 1-800-662-7447 (SHIP).

                         This Fund Profile contains key
                information about the Fund. More details appear
                     in the Fund's accompanying prospectus.


1195-4S       (C) 1995 Vanguard Marketing Corporation, Distributor         FP76